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                                                                   EXHIBIT 10.29



                               DEPOSIT AGREEMENT


     THIS DEPOSIT AGREEMENT ("Agreement") is made and given this 22nd day of October, 1996, by NATIONAL GAMING COMPANIES, INC., a Minnesota corporation (Borrower), whose post office address is 9855 West 78th Street, Suite 220, Eden Prairie, Minnesota 55344 to MILLER & SCHROEDER INVESTMENTS CORPORATION, a Minnesota corporation ("Lender"), whose post office address is 300 Pillsbury Center, 220 South Sixth Street, Minneapolis, Minnesota 55402.

                        PRELIMINARY STATEMENT OF FACTS:

     A. The Borrower is the owner of certain parcels of real estate situate in City of Cripple Creek, County of Teller, State of Colorado all as more fully described in Exhibit A attached hereto.

     B. 353 Myers Avenue Limited Partnership, a Minnesota limited partnership ("Partnership") is the owner of an additional parcel of land also situate in the City of Cripple Creek, County of Teller, State of Colorado as described in Exhibit A on which land there is located improvements which are operated as a gaming casino commonly known as the Jubilee Casino (Casino). The other parcels owned by the Borrower provide parking and other facilities for use by the Casino. As used in this Agreement the term Premises includes all of real property and improvements thereon described in Exhibit A attached (Premises).

     C. The Borrower is a limited partner of the Partnership holding a 97.165647% interest in the Partnership. Cripple Creek Corporation, a Minnesota corporation, is also a partner of the Partnership and holds a 2% interest as general partner and holds the remaining percentage interest of the Partnership as a limited partner.

     D. The Secured Party is making a loan to the Borrower in the amount of up to Three Million Five Hundred Sixty-Four Thousand and no/100 Dollars ($3,564,000.00) ("Loan") the proceeds of which are being used to among other things reimburse the Borrower for costs of acquiring its interest in the Partnership, the stock of Cripple Creek Corporation, the Premises, to retire existing indebtedness of the Partnership, to pay off short term debt of the Partnership, to cover future development costs and to fund various reserves required by the Secured Party.

     E. In order to assure the payment to the Secured Party of the Loan the Borrower will execute and deliver to the Secured Party its Promissory Note to be dated of even date herewith in the principal amount of the Loan ("Note") and the Borrower and Partnership are executing and delivery to the Public Trustee of the County of Teller, Colorado their Deed of Trust and Security Agreement and Fixture Financing Statement of even date herewith conveying in trust for the benefit of Secured Party the Premises (the "Deed of Trust") and other security instruments ("Other Security Instruments").

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     F. The Note, Deed of Trust and Other Security Instruments are herein sometimes collectively referred to as the Loan Documents.

     G. The Loan and all sums due and payable under the Note, the Deed of Trust and this Assignment are herein sometimes referred to as the Indebtedness Secured Hereby.

     H. Lender requires the Borrower to deposit in escrow with the Lender at the closing of the Loan the sum of $800,000.00 ("Deposit") to provide a source of funds as (i) an interest reserve to defray interest that accrues on the Loan and (ii) a development cost reserve to defray costs incurred by the Borrower in planning and developing a hotel facility on the Premises.

     NOW THEREFORE, for value received, it is agreed as follows:

     1. On the date of this Agreement the Borrower shall deposit with Lender the sum of $800,000.00. Such Deposit shall be held in escrow with the Lender and allocated to the following two separate accounts ("Reserve Accounts"):

         a. an interest reserve account of $500,000.00 ("Interest Reserve") and
     b.  a development cost reserve of $300,000.00 ("Development Reserve").

     2. The Lender shall withhold the sums deposited in each Reserve Account for disbursement solely for the following purposes:

          a. Monthly as and when a payment of accrued interest is due Lender in accordance with the terms of the Note the Lender shall automatically withdraw from the Interest Reserve for credit to its account the amount of the then accrued interest.

          b. Not more frequently than monthly as and when the Borrower incurs expenses in connection with the planning and development of the proposed hotel addition to the Premises the Borrower may make application to the Lender for a disbursement from the Development Reserve of an amount equal to the actual costs so expended and payable to third parties not related to and/or affiliated with the Borrower and/or its affiliates or entities controlling or controlled by the Borrower or persons controlling or in control of the Borrower. Such requests shall be accompanied by invoices substantiating the amount requested for disbursement and if such invoice represents an item that is lienable under local law accompanied by a waiver of lien sufficient to extinguish any right of lien for such invoiced item.

Lender shall have no obligation to disburse any portion of the Deposit from a Reserve Account (i) if an Event of Default has occurred and is continuing under the Loan Documents, or (ii) to disburse any of the Deposit for any other purpose or to any other person other than for which the Reserve Account was established, provided if an Event of Default has occurred, the Lender may disburse any of the Deposit in its discretion to the

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payment of any item for which a Reserve Account is established. Borrower hereby grants to Lender a first security interest in the Deposits.


     3. Lender shall provide Borrower on request not more frequently than quarterly statements certifying the amount of the Deposit currently on account.

     4. If an Event of Default (as defined therein) shall occur under the Deed of Trust, the Lender may at its sole discretion elect either (a) to leave the Deposits on deposit for disbursement at a later date to replace such items of obsolete and worn out FF&E and Capital Improvements as Lender in its reasonable discretion may deem necessary to be replaced and disburse directly to Lender or to any suppliers in payment thereof when furnished or (b) may apply the Deposit to repayment of the amounts in default under the Deed of Trust in such order of application as Lender may elect.

     5. During the term of this Agreement the Lender, shall hold and invest the money from time to time in any one of the following investments ("Investments"):

          a. Commercial Paper carrying the highest quality rating issued by Standard & Poor's Corporation or Moody's Investors Services, Inc.; or

          b. Instruments of Deposit in domestic banks (such as certificates of deposit and demand and time deposits), if they have capital, surplus and undivided profits of over $100,000,000, or if the principal amount of the Deposit is fully insured by the Federal Deposit Insurance Corporation; or

          c. Direct obligations of the United States Government or obligations of agencies of the United States Government insured by the United States Government; or

          d. A money market fund managed by a recognized money market fund manager.

It is the intent of the parties that the term of the Investment which will be made by the Lender shall be of a duration such that funds will be immediately available to Borrower after Lender' notification to Lender that the conditions for release have been satisfied. Any interest earnings on the Investment shall accrue pro rata to the benefit of the Reserve Accounts and shall be reported on Borrower's Federal and State income tax returns and Borrower shall be reported as the payee on all information returns forwarded the taxing authorities. Upon payment in full of the Loan any excess Deposits shall be paid over to Borrower. Borrower accepts all risk of loss (both principal and interest earnings) on the Deposit and agrees Lender shall have no responsibility to manage the investment of the Deposit, to maximize yield or otherwise and that Lender assumes no responsibility for the safety or performance of the account in which the Deposit is invested. All costs and expenses of Lender incurred in maintaining the Account shall be the expense of Borrower.


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     6. Borrower hereby agrees that in performing any of the duties hereunder,
Lender shall not incur any liability to anyone with respect to (i) any action taken or omitted in good faith and after reasonable inquiry with respect to any question relating to the duties and responsibilities of the Lender under this Deposit Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Deposit Agreement not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Lender shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Deposit Agreement.

     7. The Lender's obligations hereunder shall terminate as of the time it has delivered all monies held by it to the proper party as herein provided. Borrower and Lender may at any time, with each other's concurrence, substitute a third party escrow agent in which event Lender shall transfer over to the new escrow agent all Deposits and upon acceptance of this Agreement by the new escrow agent the transferring Lender shall be relieved of any further responsibility thereafter.

     8. Anything contained herein to the contrary notwithstanding, in the event of any dispute between or among the parties hereto, Lender at its option, shall be permitted to tender into the Court of general jurisdiction where the Premises are located, all monies and documents held by it and interplead Borrower with respect thereto whereupon Lender's liabilities and obligations hereunder shall be terminated.

     9. Lender shall charge no fee for administering the Deposit.

     10. It shall be a condition precedent to any disbursement of the Deposit that there shall be no default under the Note or Event of Default under the Deed of Trust and any Loan Documents executed pursuant to the Loan and all representations, warranties, covenants, terms, conditions and agreements herein and under the Note, Deed of Trustor other Loan Documents shall have been complied with on the date of each disbursement of the Deposit. In the event there is a default by Borrower hereunder or under the Note, or if an Event of Default shall occur under the Deed of Trust or other Loan Documents, the Deposit may at Lender's option be paid over to the Lender to be applied pursuant to paragraph 4 hereof.

     11. The failure of Lender to enforce strict performance of the terms and conditions hereof shall not constitute a waiver of its rights hereunder.

     12. This Agreement cannot be changed orally and this Agreement and the proceeds hereunder may not be assigned by Borrower; however, this Agreement and the rights of the Lender hereunder, including the right to direct the disposition of the Deposit, shall upon notice to Borrower of an Assignment of the Deed of Trust be deemed assigned to the subsequent holder of the Deed of Trust and shall run with the Deed of Trust unless Lender has notified Borrower to the contrary.

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     13. Any notices and other communications permitted or required by the provisions of this Agreement (except for telephonic notices expressly permitted) shall be in writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, designated as Registered or Certified Mail, Return Receipt Requested, bearing adequate postage, or delivery by reputable private carrier such as Federal Express, Airborne, DHL or similar overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time and at any time during the term of this Agreement to change its address and shall have the right to specify as its address any other address within the United States of America.

     Each notice to Lender shall be addressed as follows:

                Miller & Schroeder Investments Corporation
                300 Pillsbury Center
                220 South 6th Street
                Minneapolis, Minnesota  55402
                Attn:  Vice President - Deed of Trust Department

     Each notice to Borrower shall be addressed as follows:

                National Gaming Companies, Inc.
                9855 West 78th Street, Suite 220
                Eden Prairie, Minnesota  55344

     14. Notwithstanding the place of execution of this instrument, the parties to this instrument have contracted for Minnesota law to govern this instrument and it is controllingly agreed that this instrument is made pursuant to and shall be construed and governed by the laws of the State of Minnesota without regard to the principles of conflicts of law.

     15. The Debtor submit(s) and consent(s) to personal jurisdiction of the Courts of the State of Minnesota and Courts of the United States of America sitting in such State for the enforcement of this instrument and waive(s) any and all personal rights under the laws of any state or the United States of America to object to jurisdiction in the State of Minnesota. Litigation may be commenced in any state court of general jurisdiction for the State of Minnesota or the United States District Court located in that state, at the election of the Secured Party. Nothing contained herein shall prevent Secured Party from bringing any action against any other party or exercising any rights against any security given to Secured Party, or against the Debtor personally, or against any property of the Debtor,

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within any other state.  Commencement of any such action or proceeding in any other state shall not constitute a waiver of consent to jurisdiction or of the submission made by the Debtor to personal jurisdiction within the State of Minnesota.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto the day and year first above written.


                                NATIONAL GAMING COMPANIES, INC.,
                                a Minnesota corporation

                                By: /s/ Robert J. Swenson
                                    -------------------------
                                    Its:  President
                                          ---------------

                                MILLER & SCHROEDER INVESTMENTS CORPORATION, a Minnesota corporation

                                By: /s/ Greg Miller
                                    -------------------
                                    Its: Vice President
                                         -------------------






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                                   EXHIBIT A

                               Legal Description


PARCEL 1A:

     Lots 34 through 36,
     Block 22,
     FREMONT (now Cripple Creek);

PARCEL 1B:

     Lots 37 through 40,
     Block 22,
     FREMONT (now Cripple Creek);

PARCEL 2:

     Lots 11 and 31R,
     (Lot 31R being formerly known as Lots 31, 32 and 33),
     Block 22,
     FREMONT (now Cripple Creek),
     according to the original plat as modified by the Subdivision Exemption Plat recorded September 12, 1991 in Plat Book L Page 13;

PARCEL 3:

     Lots 28, 29, and 30,
     Block 22,
     FREMONT (now Cripple Creek);

PARCEL 4:

     The Surface only of
     Lots 1 through 15,
     Block 26,
     FREMONT (now Cripple Creek);



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PARCEL 5:

     Lots 1 through 13,
     Block 1,
     ARCADIA HEIGHTS ADDITION TO THE CITY OF CRIPPLE CREEK;

     NOTE: The North 1/2 of Warren Avenue lying Easterly of Fourth
           Street and Westerly of the Midland Terminal Railway Right of Way appears to have been vacated and probably should be included in any legal documents.

All in Teller County, Colorado.







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